UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
April 13, 2011
(Date of earliest event reported)
Torch Energy Royalty Trust
(Exact name of registrant as specified in its charter)

Delaware	1-12474	74-6411424
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
(Address of principal executive offices, including zip code)
302/636-6016
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On April 18, 2011, the Torch Energy Royalty Trust (“Trust”) issued a press release, which is attached hereto as Exhibit 99.1 and furnished as an exhibit to this Current Report on Form 8-K. In the press release, the Trust announced that the Circuit Court of Tuscaloosa County, Alabama in the matter captioned Trust Venture Company, LLC v. Constellation Energy Partners LLC (CV-2008-900751) approved in all respects the Settlement as memorialized in the proposed Settlement and Release Agreement and ordered that the matter be dismissed, with prejudice, costs taxed as paid. In the Order and Final Judgment entered by the Court dated as of April 13, 2011, the Circuit Court acknowledged receiving the report from counsel for the Trustee of the Trust that no objections to the proposed settlement in this matter had been received, and the Court confirmed after review that the Settlement and Release Agreement is fair, reasonable and adequate. The proposed Settlement and Release Agreement shall become effective on the date on which the Order and Final Judgment becomes final and unappealable, which absent appeal, is anticipated to be June 13, 2011.
     This Current Report on Form 8-K (including the Exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.
Limitation on Incorporation by Reference
     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Cautionary Statement Regarding Forward-Looking Statements
     This Current Report on Form 8-K and Exhibit 99.1 and Exhibit 99.2 hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Trust’s business that is not historical information. As a general matter, forward-looking statements are those focused upon future or anticipated events or trends and expectations and beliefs relating to matters that are not historical in nature. The words “believe,” “expect,” “plan,” “intend,” “estimate,” or “anticipate” and similar expressions, as well as future or conditional verbs such as “will,” “should,” “would,” and “could,” often identify forward-looking statements. The Trust believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain, and the Trust may not realize its expectations and its beliefs may not prove correct. These and other risks, uncertainties and assumptions are detailed in the “Risk Factors” section and elsewhere in the documents filed by the Trust with the Securities and Exchange Commission. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Trust undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit 99.1	Torch Energy Royalty Trust Press Release, dated April 18, 2011 (furnished not filed).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCH ENERGY ROYALTY TRUST By: Wilmington Trust Company, not in its individual capacity but solely as Trustee for the Trust
Date: April 18, 2011	By:	/s/ Bruce L. Bisson
Bruce L. Bisson,
Vice President

(The Trust has no employees, directors or executive officers.)

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Torch Energy Royalty Trust Press Release, dated April 18, 2011 (furnished not filed).